Exhibit 10.2

July 7, 2017

SYNNEX Corporation
44201 Nobel Drive
Fremont, California 94538

Re:
Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among SYNNEX Corporation, a Delaware corporation (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, the L/C Issuers party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower has informed the Administrative Agent that Hyve Solutions US Global Holding Corporation, a Delaware corporation, intends to contribute one hundred percent (100%) of the Equity Interests of Hyve Solutions Europe Limited, a company organized under the laws of England and Wales, to Hyve Solutions Holding Company Limited, a company organized under the laws of England and Wales (the “Foreign Subsidiary Investment”). Additionally, the Borrower has requested that the Administrative Agent and the Lenders amend Section 8.05 of the Credit Agreement to provide that any Investment permitted pursuant to Section 8.02 of the Credit Agreement constitute a Disposition permitted pursuant to Section 8.05 of the Credit Agreement. In connection with the foregoing, the Borrower has requested that the Administrative Agent and the Lenders (a) consent to the Foreign Subsidiary Investment notwithstanding the requirements of (i) Section 8.02 of the Credit Agreement (it being understood and agreed that the Foreign Subsidiary Investment shall not fill the basket set forth in Section 8.02(k)(i) of the Credit Agreement) and (ii) Section 8.05 of the Credit Agreement, and (b) amend Section 8.05 of the Credit Agreement to provide that any Investment permitted pursuant to Section 8.02 of the Credit Agreement constitute a Disposition permitted pursuant to Section 8.05 of the Credit Agreement.

The Administrative Agent and the Required Lenders hereby consent to the Foreign Subsidiary Investment notwithstanding the requirements of (a) Section 8.02 of the Credit Agreement (it being understood and agreed that the Foreign Subsidiary Investment shall not fill the basket set forth in Section 8.02(k)(i) of the Credit Agreement) and (b) Section 8.05 of the Credit Agreement. Additionally, Section 8.05 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (e) thereof, (ii) replace the “.” at the end of clause (f) thereof with “; and”, and (iii) add a new clause (g) thereto to read as follows: “(g) to the extent constituting a Disposition, Investments permitted pursuant to Section 8.02.”.

The consent contained herein is a one-time consent, and is expressly limited to the purposes and matters set forth herein. Except as set forth herein, nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Administrative Agent or any Lender may have under any Loan Document or applicable Law. The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter agreement). This letter agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this letter agreement and the transactions contemplated hereby shall be governed by, and constructed in accordance with, the laws of the State of New York. The provisions of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trail are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This letter agreement is a Loan Document.

This letter agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this letter agreement.

[signature pages follow]

This letter agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the Loan Parties and the Required Lenders.

Sincerely,

BANK OF AMERICA, N.A.,
as Administrative Agent
By:/s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

SYNNEX CORPORATION
CONSENT AND AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer
By:/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender
By:/s/ Jason Rinne
Name: Jason Rinne
Title: Director

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender
By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By:/s/ Masanori Yoshimura
Name: Masanori Yoshimura
Title: Director

BMO HARRIS BANK N.A.,
as a Lender
By:/s/ Michael Kus
Name: Michael Kus
Title: Managing Director

SYNNEX CORPORATION
CONSENT AND AMENDMENT

MIZUHO BANK, LTD.,
as a Lender
By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as a Lender
By:/s/ Richard Adams
Name: Richard Adams
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:/s/ Richard J Ameny Jr
Name: Richard J Ameny Jr
Title: Vie President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

BANK OF THE WEST,
as a Lender
By:/s/ Terry Switz
Name: Terry Switz
Title: Director

SYNNEX CORPORATION
CONSENT AND AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	SYNNEX CORPORATION,
a Delaware corporation
By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

GUARANTORS:	SYNNEX FINANCE HYBRID II, LLC,
a California corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

LASTING HOLDINGS CORPORATION,
a California corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

HYVE SOLUTIONS CORPORATION,
a California corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

COMPUTERLAND CORPORATION,
a California corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

CONCENTRIX GLOBAL HOLDINGS, INC.,

SYNNEX CORPORATION
CONSENT AND AMENDMENT

a Delaware corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

SYNNEX CORPORATION
CONSENT AND AMENDMENT

CONCENTRIX CORPORATION,
a New York corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

LICENSE ONLINE, INC.,
a California corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

HYVE SOLUTIONS US GLOBAL HOLDING CORPORATION,
a Delaware corporation
By: /s/ Simon Y. Leung
Name: Name: Simon Y. Leung
Title: Senior Vice President, Corporate Secretary and General Counsel

SYNNEX CORPORATION
CONSENT AND AMENDMENT